UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 27, 2013 (August 26, 2013)
Date of Report (Date of earliest event reported)

0-16211
(Commission File Number)

DENTSPLY International Inc.
(Exact name of registrant as specified in its charter)

Delaware	39-1434669
(State of Incorporation)	(IRS Employer Identification No.)

221 West Philadelphia Street,
York, Pennsylvania	17405-0872
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(717) 845-7511

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OF A REGISTRANT

On August 26, 2013, the Company entered into a $175 million Credit Agreement (the “Credit Agreement”) with PNC Bank, National Association as Administrative Agent and the lenders party thereto, which matures on August 25, 2020.  The proceeds of the Credit Agreement will be used for general corporate purposes.  The Credit Agreement is filed as Exhibit 4.10 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

EXHIBIT NO.	DESCRIPTION

4.10	Credit Agreement dated August 26, 2013 among DENTSPLY International Inc., PNC Bank,
National Association as Administrative Agent and the lenders party thereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENTSPLY International Inc.

	By:	/s/ Deborah M. Rasin
Deborah M. Rasin
Vice President, Secretary &
Date: August 27, 2013		General Counsel